Exhibit 24

                             POWER OF ATTORNEY
                           ---------------------

            Each of the undersigned Directors of Enesco Group, Inc. whose signature appears below constitutes and appoints Jeffrey A. Hutsell, Allan
G. Keirstead and Peter R. Johnson, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign an annual report on Form 10-K for the fiscal year ended December 31, 1998 with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


March 3, 1999                       By: /s/ J.F. Cauley
                                       ----------------------------------
                                       J. F. Cauley
                                       Chairman of the Board and Director


March 3, 1999                       By: /s/ Homer G. Perkins
                                       ----------------------------------
                                       Homer G. Perkins
                                       Director


March 3, 1999                       By: /s/ H.L. Tower
                                       ----------------------------------
                                       H. L. Tower
                                       Director


March 25, 1999                       By: /s/ Allan G. Keirstead
                                       -------------------------------------
                                       Allan G. Keirstead
                                       Executive Vice President, Chief
                                       Administrative and Financial Officer,
                                       Chief Executive Officer of Enesco
                                       International Businesses and Director


March 3, 1999                       By: /s/ Anne-Lee Verville
                                       ----------------------------------
                                       Anne-Lee Verville
                                       Director


March 3, 1999                       By: /s/ Judith R. Haberkorn
                                       ----------------------------------
                                       Judith R. Haberkorn
                                       Director


March 3, 1999                       By: /s/ Charles W. Elliott
                                       ----------------------------------
                                       Charles W. Elliott
                                       Director


March 3, 1999                       By: /s/ Eugene Freedman
                                       ----------------------------------
                                       Eugene Freedman
                                       Founding Chairman and Director


March 3, 1999                       By: /s/ Jeffrey A. Hutsell
                                       -------------------------------------
                                       Jeffrey A. Hutsell
                                       President and Chief Executive Officer
                                       and Director